Exhibit 10.6


                                                                  EXECUTION COPY














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                        LOAN SALE AND EXCHANGE AGREEMENT



                         Dated as of September 13, 2002



                                     Between



                             MEDALLION FUNDING CORP.



                                       And



                            MEDALLION FINANCIAL CORP.


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                                TABLE OF CONTENTS

Section                                                                    Page


                                   ARTICLE I.

                                   DEFINITIONS

     Section 1.01.  Certain Defined Terms...................................1
     Section 1.02.  Other Terms.............................................5
     Section 1.03.  Computation of Time Periods.............................5

                                   ARTICLE II.

                       AMOUNTS AND TERMS OF THE PURCHASES

     Section 2.01.  Purchase Facility.......................................5
     Section 2.02.  Capital Contribution and Supplemental Purchase Price....6
     Section 2.03.  No Obligations or Taxes.................................7
     Section 2.04.  Collections.............................................7

                                  ARTICLE III.

                         REPRESENTATIONS AND WARRANTIES

     Section 3.01.  Representations and Warranties of Financial
                         and Funding.......................................7

                                   ARTICLE IV.

                   GENERAL COVENANTS OF FINANCIAL AND FUNDING

     Section 4.01.  Affirmative Covenants of Financial and Funding.........10
     Section 4.02.  Negative Covenants of Financial and Funding............11

                                   ARTICLE V.

                          ADMINISTRATION AND COLLECTION

     Section 5.01.  Rights of Funding.....................................12
     Section 5.02.  Rights of Financial...................................12
     Section 5.03.  Responsibilities of Financial and Funding.............13
     Section 5.04.  Financial:  Lock-Box Accounts; Maintenance
                        of Perfection.....................................13
     Section 5.05.  Lock-Box Accounts; Maintenance of Perfection..........14

                                   ARTICLE VI.

                                  MISCELLANEOUS

     Section 6.01.  Amendments and Waivers...............................15
     Section 6.02.  Notices, Etc.........................................15
     Section 6.03.  No Waiver; Remedies..................................16
     Section 6.04.  Binding Effect; Assignability........................16
     Section 6.05.  Severability of Provisions...........................16
     Section 6.06.  Assignment...........................................16
     Section 6.07.  Costs, Expenses and Taxes............................17
     Section 6.08.  Governing Law; Jurisdiction; Consent to Service of
                        Process; Waiver of Jury Trial....................17
     Section 6.09.  Further Assurances...................................18
     Section 6.10.  No Waiver; Cumulative Remedies.......................18
     Section 6.11.  Counterparts.........................................18
     Section 6.12.  Merger and Integration...............................18
     Section 6.13.  Headings.............................................18

EXHIBITS

EXHIBIT A          Transfer Agreement (Financial to Funding)

EXHIBIT B          Transfer Agreement (Funding to Financial)

SCHEDULES
---------
SCHEDULE 1         Commercial Loans

SCHEDULE 2         Medallion Loans

                        LOAN EXCHANGE AND SALE AGREEMENT

                         Dated as of September 13, 2002

                  MEDALLION FUNDING CORP., a New York corporation ("Funding"), and MEDALLION FINANCIAL CORP., a Delaware corporation ("Financial"), agree as follows:

                  PRELIMINARY STATEMENTS. (1) Certain terms which are capitalized and used throughout this Agreement (in addition to those defined above) are defined in Article I of this Agreement.

                  (2) Funding wishes to acquire from Financial Medallion Loans and Related Assets; and

                  (3) Financial wishes to acquire from Funding Commercial Loans and Related Assets; and

                  (4) Funding expects that it will sell or contribute Medallion Loans and Related Assets acquired hereunder to Taxi Medallion Loan Trust I (the "SPV") and the SPV will finance any such purchase of such Medallion Loans and Related Assets through a secured borrowing (the "SPV Borrowing").

                  NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I.

                                   DEFINITIONS

                 SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined).

                 "Affiliate" shall mean, with reference to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with reference to any specified Person shall mean the power to direct the management and policies of such specified Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                 "Approved City" shall mean the City of New York, New York; Newark, New Jersey; Chicago, Illinois; Boston, Massachusetts; Cambridge Massachusetts; and Philadelphia, Pennsylvania.

                 "Business Day" shall mean any day other than a Saturday or Sunday or any other day on which national banking associations or state banking institutions in New York, New York, are authorized or obligated by law, executive order or governmental decree to be closed.

                 "Closing Date" shall mean September 13, 2002.

                 "Collection Account" shall mean a segregated account created and maintained under the Loan and Security Agreement, governed by the Collection Account Control Agreement (as defined in the Loan and Security Agreement) into which Collections of Medallion Loans and Related Assets are to be remitted.

                 "Collection Date" shall mean (A) for Funding and Medallion Loans, the date on which (i) all Medallion Loans have been repaid in full, together with interest thereon and other amounts owing in respect thereof and
(ii) all other amounts owing to Financial hereunder shall have been paid in full; and (B) for Financial and all Commercial Loans, the date on which (x) all Commercial Loans have been repaid in full, together with interest thereon and other amounts owing in respect thereof and (y) all other amounts owing to Funding hereunder shall have been paid in full.

                 "Collections" shall mean all cash payments by or on behalf of the Obligors in respect of Medallion Loans or Related Assets, or Commercial Loans or Related Assets, as the case may be, in the form of cash, checks, wire transfers, electronic transfers or any other form of cash payment.

                 "Commercial Loan" means any of the loans identified on
Schedule 1 to this Agreement.

                 "Custodial Agreement" shall mean the Custodial Agreement, dated as of the date hereof, among the Borrower, the Custodian, the Servicer and the Lender, as the same shall be modified and supplemented and in effect from time to time.

                 "Custodian" shall mean Wells Fargo Bank Minnesota, National Association and its successors and permitted assigns, as custodian under the Custodial Agreement.

                  "Debt" of any Person shall mean (i) indebtedness of such Person for borrowed money, (ii) obligations of such Person evidenced by bonds, debentures, notes or other similar instruments, (iii) obligations of such Person to pay the deferred purchase price of property or services, (iv) obligations of such Person as lessee under leases which shall have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (v) obligations of such Person in connection with any letter of credit issued for the account of such Person, (vi) obligations of such Person under an interest rate or currency swap, cap or similar agreement, (vii) obligations secured by any lien or other charge upon property or assets owned by such Person, even though such Person has not assumed or become liable for the payment of such obligations, and (viii) obligations of such Person under direct or indirect guaranties in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (i) through (vii).

                 "Financial" has the meaning assigned to that term in the preamble hereto.

                 "Funding" has the meaning assigned to that term in the preamble hereto.

                 "Governmental Authority" shall mean any country or nation, any political subdivision of such country or nation, and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government of any country or nation or political subdivision thereof.

                 "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation, assignment, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional Exchange or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

                 "Loan Documents" shall mean, with respect to any Medallion Loan or Commercial Loan, the related Obligor Note and any related loan agreement, security agreement, mortgage, assignment of indemnity, financing statements and other documents, instruments, certificates or assignments (including amendments or modifications thereof) executed by the Obligor thereof or by another Person on the Obligor's behalf in respect of such Medallion Loan or Commercial Loan and related Obligor Note, including, without limitation, general or limited guaranties.

                 "Loan and Security Agreement" shall mean the agreement by that name, dated as of September 13, 2002, by and among SPV and Merrill Lynch Bank USA, as amended and supplemented.

                 "Loan Sale and Contribution Agreement" shall mean the agreement by that name, dated as of September 13, 2002, by and between Funding and the SPV, as amended and supplemented.

                 "Medallion" shall mean a medallion or other license (a) that was issued by a municipality in an Approved City; (b) that gives its owner the right to operate a taxicab in such municipality; (c) that is perpetually renewable by the issuing municipality; and (d) that is readily transferable to another person in the secondary market.

                 "Medallion Loan" means any of the loans described on Schedule
2 to this Agreement and shall include any additional loan that is a loan secured by a collateral assignment of a Medallion and evidenced by an Obligor Note, arising from the extension of credit to an Obligor by Financial or by another party from which Financial acquired the loan in the ordinary course of its business to finance Obligor's investment in a Medallion and that is purported to be sold or paid as a dividend to and accepted by Funding that is in connection with a conveyance pursuant to Section 2.01 and 2.02 and shall include, without limitation, all monies due or owing and all Collections and other amounts received from time to time with respect to such loan and all proceeds (including, without limitation, "proceeds" as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest on the Medallion Loans) thereof.

                 "Obligor" shall mean, with respect to any Medallion Loan or Commercial Loan, the Person or Persons obligated to make payments with respect to such Medallion Loan or Commercial Loan, including any co-signer or guarantor for a Person so obligated.

                 "Obligor Note" shall mean any promissory note evidencing 100% of the indebtedness of an Obligor under a Medallion Loan or Commercial Loan, together with any modifications thereto.

                 "Operative Documents" shall mean this Agreement, the Loan and Security Agreement, the Loan Sale and Contribution Agreement, Custodial Agreement, Servicing Agreement, and the other agreements and instruments related to any of the foregoing.

                 "Opinion of Counsel" shall mean a written opinion of counsel, who, except as otherwise provided herein, may be counsel for the Person providing the opinion.

                 "Originator" shall mean the original lender of a Medallion Loan or a Commercial Loan.

                 "Permitted Participation Interest" shall mean a participation interest in a Medallion Loan that is (i) subordinated to the rights of Funding therein, as the case may be, on terms acceptable to Funding and pursuant to an agreement in form and substance acceptable to Funding, in each case in its sole and absolute discretion, and (ii) in the case of a Person that is not an Affiliate of Funding, held by a holder that is acceptable to Funding in its sole and absolute discretion.

                 "Person" shall mean any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, Governmental Authority or any other entity of similar nature.

                 "Purchase" shall mean a purchase by Funding of a Medallion Loan and the Related Assets with respect thereto from Financial and a purchase by Financial of a Commercial Loan and the Related Assets with respect thereto from Funding, in either case pursuant to Article II.

                 "Records" shall mean all contracts and other documents, books, records and other information (including without limitation, computer programs, tapes, discs, punch cards, data processing software and related property and rights), including, without limitation, all Loan Documents, maintained with respect to Medallion Loans or Commercial Loans, as the case may be, and the related Obligors.

                 "Related Assets" shall mean with respect to any Medallion Loan or Commercial Loan: (a) all security interests or liens and property subject thereto from time to time purporting to secure payment of such Medallion Loan or Commercial Loan, whether pursuant to the Obligor Note related to such Medallion Loan or Commercial Loan, any other Loan Document or otherwise, including, without limitation, the applicable Medallion in the case of a Medallion Loan,
(b) all UCC financing statements covering any collateral securing payment of such Medallion Loan or Commercial Loan, (c) all guarantees, indemnities, warranties, insurance policies and proceeds and premium refunds thereof and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Medallion Loan or Commercial Loan whether pursuant to the Obligor Note related to such Medallion Loan or Commercial Loan or otherwise and (d) all Records and all other instruments and rights relating to such Medallion Loan or Commercial Loan.

                 "Requirements of Law" shall mean any law, treaty, rule or regulation, or final determination of an arbitrator or Governmental Authority, and, when used with respect to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person.

                 "Servicer" shall mean Medallion Funding Corp. in its capacity as servicer under the Servicing Agreement, or such successor Servicer appointed pursuant to the terms of the Servicing Agreement.

                 "Servicing Agreement" shall mean the Servicing Agreement, dated as of the date hereof, between the Borrower, the Lender and the Servicer for the servicing of Medallion Loans, as the same may be amended, modified or supplemented from time to time.

                 "UCC" shall mean the Uniform Commercial Code as from time to time in effect in the specified jurisdiction.

                 SECTION  1.02. Other   Terms.   All  accounting   terms  not
specifically defined herein shall be construed in accordance with generally accepted accounting principles. All terms used in Article 9 of the UCC in the State of New York, and not specifically defined herein, are used herein as defined in such Article 9.

                 SECTION 1.03. Computation of Time Periods. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" means "from and including" and the words "to" and "until" each means "to but excluding."

                                  ARTICLE II.

                       AMOUNTS AND TERMS OF THE PURCHASES

                 SECTION 2.01. Purchase Facility. (a) On the terms and conditions hereinafter set forth, Financial and Funding hereby exchange, without recourse, the Medallion Loans and Related Assets for the Commercial Loans and Related Assets, so that Funding acquires the Medallion Loans and Related Assets and Financial acquires the Commercial Loans and Related Assets.

                 (b) It is the intention of the parties hereto that the exchange of the Medallion Loans and Related Assets for the Commercial Loans and Related Assets made hereunder shall in each case constitute a sale of such assets, which sale is absolute and irrevocable and provides Funding with the full benefits of ownership of the Medallion Loans and the Related Assets and Financial with the full benefits of ownership of the Commercial Loans and Related Assets.

                (c) On the Closing Date Medallion shall transfer all Medallion Loans and Related Assets to Funding by executing and delivering to Funding a fully executed Transfer Agreement in the form included herein as Exhibit A and endorsing in favor of Funding or its order each Obligor Note evidences a Medallion Loan.

                (d) On the Closing Date Funding shall transfer all Commercial Loans and Related Assets to Financial by executing and delivering to Financial a fully executed Transfer Agreement in the form included herein as Exhibit B and endorsing in favor of Funding or its order each Obligor Note evidencing a Commercial Loan.

                (e) Neither Financial nor Funding intends the transactions contemplated hereunder to be, or for any purpose to be characterized as, loans from Funding to Financial, or vice versa, secured by the assets conveyed from one party to the other. However, in the event that, notwithstanding the intent of the parties, either or both parties shall be deemed to be a lender (the "Lender") to the other party (the "Borrower"), then this Agreement shall be deemed to be a security agreement, the conveyances provided for in Section 2.01(a) shall be deemed to be a grant by the Borrower to the Lender of a security interest in all of the Borrower's right, title, and interest, whether now owned or hereafter acquired, in and to the Medallion Loans and the Related Assets or the Commercial Loans and Related Assets, as the case may be, and all cash and non-cash proceeds of any of the foregoing. The possession by the Lender or its transferee of Obligor Notes, other Loan Documents, and such other goods, letters of credit, advices of credit, instruments, money, documents, chattel paper or certificated securities shall be deemed to be "possession by the secured party," for purposes of perfecting the security interest pursuant to the UCC (including, without limitation, Section 9-305 thereof) as in force in the relevant jurisdiction. Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or confirmations from bailees or agents (as applicable) or the Borrower or its transferee for the purpose of perfecting such security interest under applicable law.

                (f) In view of the intention of the parties hereto that the Purchases of Medallion Loans and Related Assets made hereunder shall constitute sales of such Medallion Loans and Related Assets rather than a loan secured by such Medallion Loans and Related Assets, Financial agrees to note on its financial statements that the Medallion Loans and Related Assets have been sold to Funding. In view of the intention of the parties hereto that the Purchases of Commercial Loans and Related Assets made hereunder shall constitute sales of such Commercial Loans and Related Assets rather than a loan secured by such Commercial Loans and Related Assets, Funding agrees to note on its financial statements that the Commercial Loans and Related Assets have been sold to Financial.

                (g) The sale of any Medallion Loans hereto shall be sold, and purchased, "servicer release."

                SECTION 2.02. Capital Contribution and Supplemental Purchase Price. If the fair market value of the Medallion Loans and Related Assets sold by Financial to Funding hereunder exceeds the fair market value of the Commercial Loans and Related Assets received by Financial from Funding, the amount of such excess shall be either deemed to be a contribution by Financial to the capital of Funding or Financial shall pay such difference to Funding on the Closing Date as a Supplemental Purchase Price (as defined in the related Transfer Agreement). Funding and Financial hereby agree to note any such Capital Contribution on the respective financial statements.

                SECTION 2.03. No Obligations or Taxes. Financial represents and warrants that at the time of transfer hereunder (i) there will be no obligations of Financial under the Medallion Loans remaining to be performed (and the exercise by Funding of any of its rights thereunder or hereunder shall not relieve Financial of such obligations if they do exist) and (ii) there will not be payable any taxes, including without limitation, sales, excise and personal property taxes in connection with the Medallion Loans. Funding represents and warrants that at the time of transfer hereunder (i) there will be no obligations of Funding under the Commercial Loans remaining to be performed (and the exercise by Financial of any of its rights thereunder or hereunder shall not relieve Funding of such obligations if they do exist) and (ii) there will not be payable any taxes, including without limitation, sales, excise and personal property taxes in connection with the Commercial Loans.

                SECTION 2.04. Collections. Any Collections of Medallion Loans received (or deemed to have been received) by Financial after the date of sale hereunder shall not be commingled with other funds of Financial and shall be remitted directly to Funding or upon its order. Any Collections of Commercial Loans received (or deemed to have been received) by Funding after the date of sale hereunder shall never be commingled with other funds of Funding and shall be remitted directly to Financial or upon its order.

                               ARTICLE III.

                       REPRESENTATIONS AND WARRANTIES

                SECTION 3.01. Representations and Warranties of Financial and Funding. Each of Financial and Funding represents and warrants, for its own part, as follows as of the Closing Date:

                (a) Organization and Good Standing. It is a corporation duly organized, validly existing and in good standing under the laws of the State of New York, in the case of Funding, and Delaware in the case of Financial, and has full power and authority to own its properties and conduct its business as presently owned or conducted, to execute, deliver and perform its obligations under this Agreement and the other Operative Documents.

                (b) Due Qualification. It is duly qualified to do business and is in good standing as a foreign corporation, and has obtained all necessary licenses and approvals, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals could have a material adverse effect on its ability to perform its obligations under the Operative Documents.

                (c) Due Authorization. The execution, delivery and performance of this Agreement and the other Operative Documents by it and the consummation by it of the transactions provided for in the Operative Documents, have been duly authorized by all necessary corporate action on its part.

                (d) No Conflict. Its execution and delivery of the Operative Documents, performance of the transactions contemplated by the Operative Documents, and fulfillment of the terms thereof applicable to it, do not conflict with or violate any Requirements of Law applicable to it or conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, or require any consent under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which it is a party or by which it or its properties are bound.

                (e) No Proceedings. There are no proceedings or investigations pending or, to the best of its knowledge threatened against it before any Governmental Authority (i) asserting the illegality, invalidity or unenforceability, or seeking any determination or ruling that would affect the legality, binding effect, validity or enforceability, of any of the Operative Documents, (ii) seeking to prevent the consummation of any of the transactions contemplated by any of the Operative Documents or (iii) seeking any determination or ruling that is reasonably likely to materially and adversely affect its financial condition or operations or the performance by it of its obligations under any of the Operative Documents.

                (f) Consents. No authorization, consent, license, order or approval of or registration or declaration with any Governmental Authority is required to be obtained, effected or given by it in connection with the execution and delivery of any of the Operative Documents by it or its performance of its obligations under any of the Operative Documents or the other transactions contemplated thereby except for (i) the filing of the financing statements or other documents required to have been filed are in full force and effect.

                (g) Enforceability. This Agreement and the other Operative Documents to which it is a party constitute the legal, valid and binding obligations of it enforceable against it in accordance with their respective terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar laws, now or hereafter in effect, affecting the enforcement of creditors' rights generally and except as such enforceability may be limited by general provisions of equity. This Agreement is in full force and effect, and is not subject to any dispute, offset, counterclaim or defense and no party thereto is in default thereunder.

                (h) Medallion Loans. Funding shall have given reasonably equivalent value to Financial in consideration for the transfer to Funding of the Medallion Loans and Related Assets that are sold to Funding hereunder, and neither any such transfer nor any transfer of Medallion Loans and Related Assets that is a capital contribution to Funding shall have been made for or on account of an antecedent debt owed by Financial to Funding or shall be voidable or subject to avoidance under any provision of any applicable bankruptcy, insolvency or other similar law. Financial shall have given at least reasonably equivalent value to Funding in consideration for the transfer to Financial of the Commercial Loans and Related Assets that are conveyed to Financial hereunder, and such transfer of Commercial Loans and Related Assets by Funding to Financial shall not have been made for or on account of an antecedent debt owed by Funding to Financial and shall not be voidable or subject to avoidance under any provision of any applicable bankruptcy, insolvency or other similar law.

                (i) Financial's Title; No Liens; No Other Filings. Financial has good and marketable title to each Medallion Loan free and clear from Liens except for Permitted Participation Interests or as created hereunder. Each Medallion Loan has been the subject of either a valid transfer and assignment from Financial to Funding of all Financial's right, title and interest therein (and in the proceeds thereof), or the grant of a first priority perfected "security interest" (within the meaning of the UCC of the jurisdiction the law of which governs the perfection of the interest in such Medallion Loan created hereunder) therein (and in the proceeds thereof). No effective financing statement or other instrument similar in effect that covers all or part of any Medallion Loan or any interest in any part thereof is on file in any recording office except (i) such as may be filed in favor of Funding in accordance with this Agreement, (ii) such as may be filed in favor of the SPV in accordance with the Loan Sale and Contribution Agreement, (iii) such as may be filed in favor of the Lender in accordance with the Loan and Security Agreement and (iv) filings in respect of which a duly executed UCC-3 effective to terminate such filing shall have been delivered to the Servicer or filings which exclude Medallion Loans and Related Assets that are sold by Financial to Funding hereunder and which are reasonably acceptable to Funding.

                (j) Funding's Title; No Liens; No Other Filings. Funding has good and marketable title to each Commercial Loan free and clear from Liens except for Permitted Participation Interests or as created hereunder. Each Commercial Loan has been the subject of either a valid transfer and assignment from Funding to Financial of all Funding's right, title and interest therein (and in the proceeds thereof), or the grant of a first priority perfected "security interest" (within the meaning of the UCC of the jurisdiction the law of which governs the perfection of the interest in such Commercial Loan created hereunder) therein (and in the proceeds thereof).
No effective financing statement or other instrument similar in effect that covers all or part of any Commercial Loan or any interest in any part thereof is on file in any recording office except (i) such as may be filed in favor of Financial in accordance with this Agreement, and (ii) filings in respect of which a duly executed UCC-3 effective to terminate such filing shall have been delivered to the Custodian or filings which exclude Commercial Loans and Related Property that are sold by Funding to Financial hereunder and which are reasonably acceptable to Financial.

                (k) Loan Documents. Financial has heretofore caused all original copies of all Obligor Notes related to the Medallion Loans to be delivered to or upon the order of Funding or its assign. Funding has heretofore caused all original copies of all Obligor Notes related to the Commercial Loans to be delivered to or upon the order of Financial or its assign.

                (l) Lock-Box Accounts. Financial has not established, and there do not currently exist for the benefit of Financial or any of its creditors any lock-box accounts for the receipt of payments from Obligors in respect of Medallion Loans. All Obligors of the Medallion Loans transferred by Financial to Funding hereunder have been, or upon transfer hereunder will be, instructed by invoice to make payments only to Funding or its order, and such instructions are or will be in full force and effect at the time of transfer hereunder. Funding has not established, and there do not currently exist for the benefit of Funding or any of its creditors any lock-box accounts for the receipt of payments from Obligors in respect of Commercial Loans. All Obligors of the Commercial Loans transferred by Funding to Financial hereunder have been, or upon transfer hereunder will be, instructed by invoice to make payments only to Financial or its order, and such instructions are or will be in full force and effect at the time of transfer hereunder.

                (m) Solvency. Both before and after giving effect to any of the transactions contemplated by this Agreement: (i) the fair value and present fair saleable value of Financial's assets exceeds the stated value of Financial's liabilities (including all contingent liabilities), (ii) the present fair saleable value of Financial's assets will exceed the probable liability on its debts, including contingent liabilities, as such debts become absolute and matured, (iii) Financial will not have an unreasonably small amount of capital for the operation of the business in which it is engaged and is proposed to be engaged, and (iv) Financial reasonably expects to be able to pay its debts, including contingent liabilities, as such debts mature. Both before and after giving effect to any of the transactions contemplated by this Agreement: (i) the fair value and present fair saleable value of Funding's assets exceeds the stated value of Funding's liabilities (including all contingent liabilities),
(ii) the present fair saleable value of Funding's assets will exceed the probable liability on its debts, including contingent liabilities, as such debts become absolute and matured, (iii) Funding will not have an unreasonably small amount of capital for the operation of the business in which it is engaged and is proposed to be engaged, and (iv) Funding reasonably expects to be able to pay its debts, including contingent liabilities, as such debts mature.

                (n) Financial has reviewed the Loan Sale and Contribution Agreement and hereby represents and warrants that Financial can and hereby does make as to each Medallion Loan conveyed hereunder each representation and warranty made by Funding as to the Medallion Loans conveyed under the Loan Sale and Contribution Agreement.

                (o) Bulk Transfer. The sale of the Medallion Loans by Financial to Funding pursuant to this Agreement is in the ordinary course of business for Financial and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction. The sale of the Commercial Loans by Funding to Financial pursuant to this Agreement is in the ordinary course of business for Funding and is not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

                                  ARTICLE IV.

                   GENERAL COVENANTS OF FINANCIAL AND FUNDING

                SECTION 4.01. Affirmative Covenants of Financial and Funding. From the date hereof until the Collection Date, each of Financial and Funding will, unless the other party shall otherwise consent in writing:

                (a) Compliance with Laws, Etc. Comply in all material respects with all applicable laws, rules, regulations and orders with respect to its business and properties.

                (b) Preservation of Corporate Existence. Observe all corporate procedures required by its charter and By-Laws and preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified in good standing in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals could have a material adverse effect on (i) the interests of the other party hereto or in the property acquired hereunder, (ii) the collectibility of any loan acquired hereunder or (iii) the ability of the other party hereto to perform its obligations hereunder or under any other Operative Document.

                (c) Collections. Instruct all Obligors to cause all Collections in respect of Medallion Loans to be paid directly to Funding or its order and if

Financial shall receive any Collections, Financial shall hold such Collections in trust, not commingle the same with any other funds and pay such Collections to Funding or its order as soon as practicable, but in no event later than one Business Day after receipt thereof. Instruct all Obligors to cause all Collections in respect of Commercial Loans to be deposited directly to Financial or its order and if Funding shall receive any Collections, Funding shall hold such Collections in trust, not commingle the same with any other funds and pay such Collections to Financial or its order as soon as practicable, but in no event later than one Business Day after receipt thereof.

                (d) Segregation of Collections. Take all necessary actions to prevent the deposit of any funds other than Collections in respect of Medallion Loans and the proceeds of permitted investments of such Collections into any account in which such Collections and proceeds are deposited and, to the extent that Financial has actual knowledge that any such funds are nevertheless deposited into any of such account, promptly identify any such funds to Funding for segregation. Take all necessary actions to prevent the deposit of any funds other than Collections in respect of Commercial Loans and the proceeds of permitted investments of such Collections into any account in which such Collections and proceeds are deposited and, to the extent that Funding has actual knowledge that any such funds are nevertheless deposited into any of such account, promptly identify any such funds to Financial for segregation.

                SECTION 4.02. Negative Covenants of Financial and Funding. From the date hereof until the Collection Date, Financial and Funding will not without the written consent of the other party:

                (a) No Liens. Other than Permitted Participation Interests or pursuant to a Purchase hereunder or as otherwise contemplated herein, sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any Medallion Loan or Related Asset, whether now existing or hereafter created, or any interest therein, and Financial shall defend the right, title and interest of Funding in and to the Medallion Loans and Related Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Financial. Other than pursuant to a Purchase hereunder or as otherwise contemplated herein, sell, pledge, assign or transfer to any Person, or grant, create, incur, assume or suffer to exist any Lien on, any Commercial Loan or Related Asset, whether now existing or hereafter created, or any interest therein, and Funding shall defend the right, title and interest of Financial in and to the Commercial Loans and Related Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under Funding.

                (b) Change in Corporate Name. (i) Make any change to its corporate name or principal place of business or use any tradenames, fictitious names, assumed names or "doing business as" names unless, at least 30 days prior to the effective date of any such name change, change in principal place of business, or use, the party delivers to the other party such financing statements (Forms UCC-1 and UCC-3) executed by the party which the other party may reasonably request to reflect such name change or use, together with such other documents and instruments that the other party may reasonably request in connection therewith or (ii) change its jurisdiction of incorporation unless the other party shall have received (A) written notice of such change at least 30 days prior to the effective date thereof, and (B) prior to the effective date thereof if the other party shall so request, an Opinion of Counsel, in form and substance reasonably satisfactory to the other party, as to such incorporation and the other party's valid existence and good standing.

               (c) Accounting of Exchange. Prepare any financial statements or other statements which shall account for the transactions contemplated hereby in any manner other than a sale of the Medallion Loans and Related Assets by Financial to Funding and a sale of the Commercial Loans and Related Assets by Funding to Financial.

                                   ARTICLE V.

                          ADMINISTRATION AND COLLECTION

               SECTION 5.01.  Rights of Funding.  (a) At any time:

                        (i) Funding may notify the  Obligors of  Medallion
               Loans, or any of them, of Funding's ownership interest in Medallion Loans and direct such Obligors, or any of them, that payment of all amounts payable under any Medallion Loans be made directly to Funding or its order;

                        (ii) Financial shall give notice of Funding's interest in Medallion Loans to each Obligor and direct that payments be made directly to Funding or its order; and

                        (iii) Financial shall assemble all Records which Funding reasonably believes are necessary or appropriate for the administration and enforcement of the Medallion Loans, and shall make the same available to Funding at a place selected by Funding or its designee.

               (b) Financial hereby authorizes Funding and the Servicer at any time to take any and all steps in Financial's name and on behalf of Financial necessary or desirable, in the determination of Funding and/or the Servicer, to collect all amounts due under any and all Medallion Loans, including, without limitation, endorsing Financial's name on checks and other instruments representing Collections and enforcing such Medallion Loans.

               SECTION 5.02.  Rights of Financial.  (a)  At any time:

                        (i) Financial may notify the Obligors of Commercial Loans, or any of them, of Funding's ownership interest in Commercial Loans and direct such Obligors, or any of them, that payment of all amounts payable under any Commercial Loans be made directly to Financial or its order;

                        (ii) Funding shall give notice of Financial's interest in Commercial Loans to each Obligor and direct that payments be made directly to Financial or its order; and

                        (iii) Funding shall, at the Servicer's, Financial's or the Custodian's request, assemble all Records which Financial reasonably believes are necessary or appropriate for the administration and enforcement of the Commercial Loans, and shall make the same available to Financial at a place selected by Financial or its designee.

               (b) Funding hereby authorizes Financial and the Servicer at any time to take any and all steps in Funding's name and on behalf of Funding necessary or desirable, in the determination of Financial and/or the Servicer, to collect all amounts due under any and all Commercial Loans, including, without limitation, endorsing Funding's name on checks and other instruments representing Collections and enforcing such Commercial Loans.

               SECTION 5.03. Responsibilities of Financial and Funding. Anything herein to the contrary notwithstanding: Financial represents that none of its obligations under the Loan Documents related to the Medallion Loans remains unperformed and in any event the exercise by Funding of its rights hereunder shall not relieve Financial from such obligations if they do exist. Anything herein to the contrary notwithstanding: Funding represents that none of its obligations under the Loan Documents related to the Commercial Loans remains unperformed and in any event the exercise by Financial of its rights hereunder shall not relieve Funding from such obligations if they do exist.

               SECTION 5.04. Financial: Lock-Box Accounts; Maintenance of Perfection. (a)Financial hereby transfers to Funding the exclusive ownership and control of any Lock-Box Accounts to which the Obligors of Medallion Loans shall make payments, and Financial hereby agrees to take any further action necessary that Funding may reasonably request to effect such transfer.

               (b) Financial agrees to take all actions, including conducting lien searches and filing UCC continuation statements, necessary or desirable to ensure that the Liens arising pursuant to the Loan Documents and securing repayment of any Obligor's indebtedness evidenced by an Obligor Note will be maintained as continuously perfected (with the same level of priority as sold and assigned hereunder) security interests (except as otherwise approved by Funding) in all applicable jurisdictions up to and including the Closing Date. To the extent that any Obligor Note with respect to a Medallion Loan or any other "instrument" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Medallion Loan created hereunder) evidencing such Medallion Loan comes into the possession of Financial, Financial agrees that it will promptly deliver such item to the Custodian, duly endorsed in blank on or before the Purchase of the applicable Medallion Loan hereunder.

               (c) Financial agrees from time to time, at Financial's expense, promptly to execute and deliver, or cause to be executed and delivered, all further instruments and documents, and take all further action (including the making, or causing to be made, of notations on the records of Financial or the Servicer) necessary or desirable or that Funding, the SPV, the Servicer or the Custodian may reasonably request in order to perfect, maintain perfected, protect or more fully evidence the Purchase of Medallion Loans by Funding hereunder, or to enable Funding, the SPV, the Custodian or the Lender to exercise or enforce any of their respective rights hereunder or under any other Operative Document.

               (d) To the fullest extent permitted by applicable law, Financial hereby grants to the Servicer, the SPV and Funding, an irrevocable power of attorney, with full power of substitution, coupled with an interest, to sign and file in the name of Financial, or in its own name, such financing statements and continuation statements and amendments thereto or assignments thereof as Funding deems necessary to protect or perfect Funding's rights in the Medallion Loans.

               (e) Without limiting the generality of the foregoing, Financial will upon the request of the Servicer, Funding, the SPV or the Custodian: (i) execute and file, or seek to cause the applicable Originator to execute and file, such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as the Servicer, the Custodian, the SPV or Funding may request and (ii) mark its master data processing records evidencing such Medallion Loans and related Loan Documents, as the Servicer, the SPV, the Custodian or Funding may request. Financial hereby authorizes the Servicer, the SPV, the Custodian or Funding to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Medallion Loans and the Related Assets now existing or hereafter arising without the signature of Financial where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Medallion Loans or any part thereof, shall be sufficient as a financing statement.

               (f) If Financial fails to perform any of its agreements or obligations under this Agreement, Funding, the SPV, the Custodian or the Servicer may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of Funding, the SPV, the Custodian or the Servicer incurred in connection therewith shall be payable by Financial upon Funding's, the SPV's, the Custodian's or the Servicer's demand therefor.

               SECTION 5.05. Lock-Box Accounts; Maintenance of Perfection.
(a)Funding hereby transfers to Financial the exclusive ownership and control of any Lock-Box Accounts to which the Obligors of Commercial Loans shall make payments, and Funding hereby agrees to take any further action necessary that may reasonably request to effect such transfer.

               (b) Funding agrees to take all actions, including conducting lien searches and filing UCC continuation statements, necessary or desirable to ensure that the Liens arising pursuant to the Loan Documents and securing repayment of any Obligor's indebtedness evidenced by an Obligor Note will be maintained as continuously perfected (with the same level of priority as sold and assigned hereunder) security interests (except as otherwise approved by Financial) in all applicable jurisdictions. To the extent that any Obligor Note with respect to a Commercial Loan or any other "instrument" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Commercial Loan created hereunder) evidencing such Commercial Loan comes into the possession of Funding, Funding agrees that it will promptly deliver such item to Financial, duly endorsed in blank on or before the Purchase of the applicable Commercial Loan hereunder.

             (c) Funding agrees from time to time, at Funding's expense, promptly to execute and deliver, or cause to be executed and delivered, all further instruments and documents, and take all further action (including the making, or causing to be made, of notations on the records of Funding) necessary or desirable or that Financial may reasonably request in order to perfect, maintain perfected, protect or more fully evidence the Purchase of Commercial Loans by Financial hereunder, or to enable Financial to exercise or enforce any of their respective rights hereunder or under any other Operative Document.

             (d) To the fullest extent permitted by applicable law, Funding hereby grants to Financial an irrevocable power of attorney with full power of substitution, coupled with an interest, to sign and file in the name of Funding, or in its own name, such financing statements and continuation statements and amendments thereto or assignments thereof as Financial deems necessary to protect or perfect Financial's rights in the Commercial Loans.

             (e) Without limiting the generality of the foregoing, Funding will upon the request of Financial: (i) execute and file, or cause the applicable Originator to execute and file, such financing or continuation statements, or amendments thereto or assignments thereof, and such other instruments or notices, as may be necessary or appropriate or as Financial may request and (ii) mark its master data processing records evidencing such Commercial Loans and related Loan Documents, as Financial may request. Funding hereby authorizes Financial to file one or more financing or continuation statements, and amendments thereto and assignments thereof, relative to all or any of the Commercial Loans and the Related Assets now existing or hereafter arising without the signature of Funding where permitted by law. A carbon, photographic or other reproduction of this Agreement or of any financing statement covering the Commercial Loans or any part thereof, shall be sufficient as a financing statement.

             (f) If Funding fails to perform any of its agreements or obligations under this Agreement, Financial may (but shall not be required to) itself perform, or cause performance of, such agreement or obligation, and the expenses of Financial incurred in connection therewith shall be payable by Funding upon Financial's demand therefor.

                                  ARTICLE VI.

                                MISCELLANEOUS

             SECTION 6.01. Amendments and Waivers. Notwithstanding anything to the contrary in the Agreement, no term or condition of this Agreement shall be amended, modified, waived or terminated without the prior written consent of Funding and Financial.

             SECTION 6.02. Notices, Etc. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including facsimile communication) and mailed, transmitted or delivered, as to each party hereto, at its address set forth under its name below or at such other address as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective, upon receipt, or in the case of delivery by mail, three Business Days after being deposited in the mails, postage prepaid, or in the case of notice by facsimile copy, when verbal confirmation of receipt is obtained, in each case addressed as aforesaid.

         Financial:
         ---------

         Medallion Funding Corp.
         437 Madison Avenue
         New York, New York 10022
         Telephone:  212-328-2100
         Facsimile:  212 328-2155

         Funding:
         -------

         Medallion Financial Corp.
         437 Madison Avenue
         New York, New York 10022
         Telephone:  212-328-2100
         Facsimile:  212 328-2155

             SECTION 6.03. No Waiver; Remedies. No failure on the part of a party hereto to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

             SECTION 6.04. Binding Effect; Assignability.

             (a) This Agreement shall be binding upon Financial, Funding and their respective successors and permitted assigns and shall inure to the benefit of Financial, Funding, and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the Termination Date until the Collection Date; provided, however, that the rights and remedies with respect to any breach of any representation and warranty made by Financial or Funding pursuant to Article IV and the indemnification and payment provisions of Article VIII and Section 9.06 shall be continuing and shall survive any termination of this Agreement.

             (b) Financial acknowledges that Funding will assign to the SPV (pursuant to the Loan Sale and Contribution Agreement) and the SPV will assign to the Lender (pursuant to the Loan Sale and Contribution Agreement) all of its rights, remedies, powers and privileges hereunder. Financial agrees that the Lender, as the assignee of the SPV, shall, subject to the terms of the Loan Sale and Contribution Agreement, have the right to enforce this Agreement and to exercise directly all of Funding's rights and remedies under this Agreement, and Financial agrees to cooperate fully with the Lender and the SPV in the exercise of such rights and remedies.

             SECTION 6.05. Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be hold invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other covenants, agreements, provisions or terms of this Agreement.

             SECTION 6.06. Assignment. Notwithstanding anything to the contrary contained herein this Agreement may not be assigned by Financial.

             SECTION 6.07. Costs, Expenses and Taxes. (a) Each of
Financial and Funding agrees to pay on demand (i) all reasonable costs and expenses in connection with the preparation, execution, delivery and administration of this Agreement, including, without limitation, the reasonable fees and reasonable out-of-pocket expenses of counsel for each party with respect thereto and with respect to advising the party as to its rights and remedies under this Agreement, and the other agreements executed pursuant hereto, and (ii) all costs and expenses, if any (including reasonable counsel fees and expenses), in connection with the enforcement of this Agreement.

             (b) In addition, the parties shall share the obligation to pay any and all stamp, sales, excise and other taxes and fees payable or determined to be payable in connection with the execution, delivery, filing and recording of this Agreement, the Medallion Loans, the Commercial Loans or the other agreements and documents to be delivered hereunder.

             SECTION 6.08. Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial.

             (a) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

             (b) Jurisdiction. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF ANY NEW YORK STATE COURT OR FEDERAL COURT LOCATED WITHIN THE SOUTHERN DISTRICT OF THE STATE OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. WITH RESPECT TO THE FOREGOING CONSENT TO JURISDICTION, EACH OF THE PARTIES HERETO HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT.

             (c) Consent to Service of Process. EACH OF THE PARTIES
HERETO WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE BY REGISTERED MAIL DIRECTED TO SUCH PERSON AT THE ADDRESS SET FORTH ON THE SIGNATURE PAGE HEREOF AND SERVICE SO MADE

SHALL BE DEEMED TO BE COMPLETED FIVE DAYS AFTER THE SAME SHALL HAVE BEEN DEPOSITED IN THE U.S. MAILS, POSTAGE PREPAID.

             (d) Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY
WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

NOTHING IN THIS SECTION 6.08 SHALL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY PARTY HERETO TO BRING ANY ACTION OR PROCEEDING AGAINST ANY PARTY HERETO OR ITS RESPECTIVE PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

             SECTION 6.09. Further Assurances. Each party agrees to do and perform, from time to time, any and all acts and to execute any and all further instruments and documents required or reasonably requested by the other party more fully to effect the purposes of this Agreement, including, without limitation, the execution of any appropriate financing statements or continuation statements relating to the Medallion Loans or the Commercial Loans, as the case may be, for filing under the provisions of the UCC of any applicable jurisdiction.

             SECTION 6.10. No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of any Person, any right, remedy, power or privilege hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

             SECTION 6.11. Counterparts. This Agreement may be executed in two or more counterparts and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

             SECTION 6.12. Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

             SECTION 6.13. Headings. The headings herein are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

             IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                              MEDALLION FUNDING CORP.


                                              By:___________________________
                                                   Name:
                                                   Title:


                                              By:___________________________
                                                   Name:
                                                   Title:


                                              MEDALLION FINANCIAL CORP.


                                              By:___________________________
                                                   Name:
                                                   Title:


                                              By:___________________________
                                                   Name:
                                                   Title:

                                    EXHIBIT A

                               TRANSFER AGREEMENT
                             (Financial to Funding)

               This TRANSFER AGREEMENT NO. 1 dated as of September [ ], 2002 (this "Transfer Agreement"), is made between MEDALLION FINANCIAL CORP., a Delaware corporation ("Medallion Financial") on the one hand and MEDALLION FUNDING CORP., a New York corporation ("Medallion Funding") on the other hand.

                                    RECITALS

               A. Medallion Financial and Medallion Funding have entered into that certain Loan Exchange and Sale Agreement dated as of September 13, 2002 (the "Agreement"). Capitalized terms used herein without definition shall have the meaning given such terms in the Agreement. Medallion Funding has agreed to accept title to and possession of the Medallion Loans (identified on Schedule I
- Loan Schedule attached hereto) and Related Assets in exchange for (i) the transfer of the Commercial Loans and Related Assets to Medallion Financial and
(ii) payment of the Supplemental Purchase Price (as defined below) and in each case as described in the Agreement.

               B. Medallion Financial has agreed to transfer title of the Medallion Loans and Related Assets to Medallion Funding under this Transfer Agreement.

                                    AGREEMENT

               NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1. Transfer of Medallion Loans and Related Assets. Pursuant to the Agreement, Medallion Financial hereby assigns, transfers and conveys to Medallion Funding, absolutely and unconditionally, and not as security, all of Medallion Financial's right, title and interest in and to the Medallion Loans and Related Assets, including, without limitation, all of Medallion Financial's rights under the related Loan Documents, including, without limitation, Medallion Financial's rights with respect to any Collections paid by any Obligor. Medallion Financial does not hereby delegate, and Medallion Funding does not hereby assume, any of Medallion Financial's obligations under any agreement between Medallion Financial and any other person or entity.

               Medallion Funding hereby accepts assignment, transfer and conveyance by Medallion Financial of all of Medallion Financial's right, title and interest in and to all of the Medallion Loans and Related Assets, as aforesaid. In consideration thereof, Medallion Financial hereby acknowledges receipt of the Commercial Loans and Related Assets and receipt of the payment from Medallion Funding of $[ ] (the "Supplemental Purchase Price"), which amount represents the positive excess of the fair market value of the Commercial Loans over the Medallion Loans.

               2. Governing Law. This Transfer Agreement is a contract made under, governed by and construed in all respects in accordance with the laws of the State of New York without regard to the conflicts of law rules of the State of New York.

               3. Construction and Interpretation. Whenever possible, each provision of this Transfer Agreement shall be interpreted in such manner as to be consistent with the terms of the Agreement and if any term of this Transfer Agreement shall be inconsistent with the terms of the Agreement, the terms of the Agreement shall control. Each provision of this Transfer Agreement is intended to be effective and valid under applicable law, but if any provision of this Transfer Agreement shall be prohibited by or invalid under any law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Transfer Agreement.

              4. Notices. Any notice required or given hereunder shall be in writing and shall be given in accordance with the terms of the Agreement. The effectiveness of any notice and the delivery of any notice shall be governed by the terms of the Agreement.

              5. Assignment. This Transfer Agreement shall inure to the benefit of, and shall be binding upon the parties hereto and their respective successors and assigns. Medallion Financial may assign or transfer its rights and/or obligations under this Transfer Agreement, in whole or in part, without limitation. Medallion Funding may assign and/or transfer its rights or obligations under this Transfer Agreement, in whole or in part, without limitation.

              6. Counterparts. This Transfer Agreement may be executed in two or more counterparts and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.


                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties have caused this Transfer Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                        MEDALLION FUNDING CORP.


                                        By: /s/ Andrew Murstein
                                            ------------------------------
                                            Name:  Andrew Murstein
                                            Title: President


                                        By: /s/ Alvin Murstein
                                            ------------------------------
                                            Name:  Alvin Murstein
                                            Title: Chief Executive Officer



                                        MEDALLION FINANCIAL CORP.


                                        By: /s/ Andrew Murstein
                                            ------------------------------
                                            Name:  Andrew Murstein
                                            Title: President


                                        By: /s/ Alvin Murstein
                                            ------------------------------
                                            Name:  Alvin Murstein
                                            Title: Chief Executive Officer

Attachments:

Schedule 1        -        Loan Schedule

                                    SCHEDULE 1



                                  LOAN SCHEDULE

                                  See Attached

                                    EXHIBIT B

                               TRANSFER AGREEMENT
                             (Funding to Financial)

               This TRANSFER AGREEMENT NO. 2 dated as of September [ ], 2002 (this "Transfer Agreement"), is made between MEDALLION FUNDING CORP., a New York corporation ("Medallion Funding") on the one hand and MEDALLION FINANCIAL CORP., a Delaware corporation ("Medallion Financial") on the other hand.


                                    RECITALS

               A. Medallion Funding and Medallion Financial have entered into that certain Loan Exchange and Sale Agreement dated as of September 13, 2002 (the "Agreement"). Capitalized terms used herein without definition shall have the meaning given such terms in the Agreement. Medallion Financial has agreed to accept title to and possession of the Commercial Loans (identified on Schedule I
- Loan Schedule attached hereto) and Related Assets in exchange for (i) the transfer of the Medallion Loans and Related Assets to Medallion Funding and (ii) payment of the Supplemental Purchase Price (as defined below) and in each case as described in the Agreement.

               B. Medallion Funding has agreed to transfer title of the Commercial Loans and Related Assets to Medallion Financial under this Transfer Agreement.


                                    AGREEMENT

               NOW, THEREFORE, in consideration of the mutual agreements contained herein, and for other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

               1. Transfer of Commercial Loans and Related Assets. Pursuant to the Agreement, Medallion Funding hereby assigns, transfers and conveys to Medallion Financial, absolutely and unconditionally, and not as security, all of Medallion Funding's right, title and interest in and to the Commercial Loans and Related Assets, including, without limitation, all of Medallion Funding's rights under the related Loan Documents, including, without limitation, Medallion Funding's rights with respect to any Collections paid by any Obligor. Medallion Funding does not hereby delegate, and Medallion Financial does not hereby assume, any of Medallion Funding's obligations under any agreement between Medallion Funding and any other person or entity.

               Medallion Financial hereby accepts assignment, transfer and conveyance by Medallion Funding of all of Medallion Funding's right, title and interest in and to all of the Commercial Loans and Related Assets, as aforesaid. In consideration thereof, Medallion Funding hereby acknowledges receipt of the Medallion Loans and Related Assets and Medallion Financial hereby acknowledges receipt of the Commercial Loans and receipt of the payment from Medallion Funding of $[ ] (the "Supplemental Purchase Price"), which amount represents the positive excess of the fair market value of the Commercial Loans over the Medallion Loans.

               2. Governing Law. This Transfer Agreement is a contract made under, governed by and construed in all respects in accordance with the laws of the State of New York without regard to the conflicts of law rules of the State of New York.

               3. Construction and Interpretation. Whenever possible, each provision of this Transfer Agreement shall be interpreted in such manner as to be consistent with the terms of the Agreement and if any term of this Transfer Agreement shall be inconsistent with the terms of the Agreement, the terms of the Agreement shall control. Each provision of this Transfer Agreement is intended to be effective and valid under applicable law, but if any provision of this Transfer Agreement shall be prohibited by or invalid under any law, such provision shall be ineffective only to the extent and duration of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Transfer Agreement.

               4. Notices. Any notice required or given hereunder shall be in writing and shall be given in accordance with the terms of the Agreement. The effectiveness of any notice and the delivery of any notice shall be governed by the terms of the Agreement.

               5. Assignment. This Transfer Agreement shall inure to the benefit of, and shall be binding upon the parties hereto and their respective successors and assigns. Medallion Funding may assign or transfer its rights and/or obligations under this Transfer Agreement, in whole or in part, without limitation. Medallion Financial may assign and/or transfer its rights or obligations under this Transfer Agreement, in whole or in part, without limitation.

               6. Counterparts. This Transfer Agreement may be executed in two or more counterparts and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.




                         [SIGNATURES ON FOLLOWING PAGE]

                  IN WITNESS WHEREOF, the parties have caused this Transfer Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                             MEDALLION FUNDING CORP.


                                             By:___________________________
                                                  Name:
                                                  Title:


                                             By:___________________________
                                                  Name:
                                                  Title:


                                             MEDALLION FINANCIAL CORP.


                                             By:___________________________
                                                  Name:
                                                  Title:


                                             By:___________________________
                                                  Name:
                                                  Title:

Attachments:

Schedule 1        -        Loan Schedule

                                   SCHEDULE 1



                                  LOAN SCHEDULE

                                  See Attached

                                   SCHEDULE 1

                                COMMERCIAL LOANS

                                   SCHEDULE 2

                                 MEDALLION LOANS